UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2025

OneStream, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42187	87-3199478
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

191 N. Chester Street
Birmingham, Michigan		48009
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 650-1490

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	OS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 20, 2025, OneStream, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). Each share of the Company’s Class A common stock, par value $0.0001 per share, and Class B common stock, par value $0.0001 per share, entitles its holders to one vote per share on all matters presented to stockholders generally, and each share of Class C common stock, par value $0.0001 per share, and Class D common stock, par value $0.0001 per share, entitles its holders to ten votes per share on all matters presented to stockholders generally (such classes of the Company’s common stock collectively, “Common Stock”). Holders of Common Stock as of the March 27, 2025 record date for the Annual Meeting voted together as a single class on all matters presented at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders:

(a) Elected the two Class I director nominees, Thomas Shea and Bradley Brown, to hold office until the Company’s 2028 annual meeting of stockholders and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation or removal; and

(b) Ratified the appointment Ernst & Young LLP as the Company’s independent registered public accounting firm for the current fiscal year ending December 31, 2025.

The proposals considered and voted upon at the Annual Meeting are described in more detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 8, 2025.

The following are the final voting results for each matter presented to stockholders at the Annual Meeting:

Proposal 1 - Election of Class I Directors.

Nominee	For	Withheld	Broker Non-Votes
Thomas Shea	1,301,434,642	18,375,734	8,809,581
Bradley Brown	1,298,313,076	21,497,300	8,809,581

Proposal 2 - Ratification of the Appointment of Independent Registered Public Accounting Firm.

For	Against	Abstained	Broker Non-Votes
1,328,546,450	16,822	56,685	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONESTREAM, INC.

Date:	May 22, 2025	By:	/s/ Holly Koczot
Holly Koczot General Counsel and Secretary